Other Operational Gain	12 Months Ended
Dec. 31, 2011
Other Operational Gain (Abstract)
Other Operational Gain
10.        Other Operational Gain:

For the year ended December 31, 2010, other operational gain totaled $26,648 and represented a gain of $21,648 in connection to the settlement of a commercial claim, related to the vessel Star Ypsilon and an amount of $5,000 from the sale of a 45% interest in future proceeds related to the settlement of several commercial claims. Other operational gain for the year ended December 31, 2011 totaled $9,260 and comprised of a consideration received of $9,000 related to the settlement of a commercial claim with Oldendorff Gmbh & Co. KG (see Note 16), and a gain of $260 relating to a hull and machinery claim.